UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

VIPER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42807	39-2596878
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 West Texas Ave., Suite 100 Midland, TX		79701
(Address of principal executive offices)		(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 19, 2025, Viper Energy, Inc. (f/k/a New Cobra Pubco, Inc.), a Delaware corporation (“New Viper”) filed a Current Report on Form 8-K (the “Form 8-K”) in connection with the completion of its previously announced transactions contemplated by the Agreement and Plan of Merger, dated June 2, 2025, by and among VNOM Sub, Inc. (f/k/a Viper Energy, Inc.), a Delaware corporation (“Former Viper”), Viper Energy Partners LLC, a Delaware limited liability company, Sitio Royalties Corp., a Delaware corporation (“Sitio”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership, New Viper, Cobra Merger Sub, Inc., a Delaware corporation, and Scorpion Merger Sub, Inc., a Delaware corporation.

This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Former Viper and Sitio would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the business combination transaction. Except as described above, all other information in the Form 8-K filed on August 19, 2025 remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

•

Audited consolidated financial statements of Sitio, as of December 31, 2024 and 2023 and for each of the years in the three-year period ended December 31, 2024 are incorporated by reference to Exhibit 99.1 of Former Viper’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on June 30, 2025; and

•

Unaudited condensed consolidated financial statements of Sitio, as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024, and the related notes to the condensed and consolidated financial statements, attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information giving effect to the business combination transaction, attached as Exhibit 99.2 hereto, are incorporated herein by reference:

•	Unaudited condensed combined pro forma balance sheet as of June 30, 2025;

•	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024 and the six months ended June 30, 2025; and

•	Notes to the unaudited pro forma condensed combined financial statements.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Interim unaudited condensed consolidated financial statements of Sitio as of June 30, 2025, and for the three and six months ended June 30, 2025 and 2024.

99.2	Unaudited pro forma condensed combined financial statements (a) as of June 30, 2025 and for the six months ended June 30, 2025 and (b) for the year ended December 31, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date: August 25, 2025	By:	/s/ Matt Zmigrosky
	Name:	Matt Zmigrosky
	Title:	Executive Vice President, General Counsel and Secretary

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